UNITED STATES SECURITIES
AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 15, 2001

MICROFINANCIAL INCORPORATED
(Exact name of registrant as specified in its charter)

MASSACHUSETTS
(State or other jurisdiction of incorporation)

1-14771                                                     04-2962824
        (Commission file number)            (IRS Employer Identification Number)

950 Winter Street, Waltham, MA 02451
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 781-890-0177

Item 5.	Other Events.

                               Pursuant to Form 8-K, General Instructions F, Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

Item 7.	Financial Statements and Exhibits.

	Exhibit	Exhibit Title

	Exhibit 99	Press Release dated October 15, 2001

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                      MICROFINANCIAL INCORPORATED
                                                                                                                      Registrant

                                                                                                                      By:     /s/ Peter R. Bleyden
                                                                                                                                 Peter R. Bleyleben
                                                                                                                                 President and Chief Executive Officer

Dated: October 15, 2001